US GOLD

UXG

Exploration
Nevada & Mexico

March 26, 2008


Gold
is
Money

Gold Bull - 3 Steps



Gold Price (US $)
2500
2000
1500
1000
500
0
2000
2002
2004
2006
2008
2010
1
2
3
$250 - $440
USA Audience
300 Million
$440 - $850
World Audience
6 Billion
+ $1000
Significantly
Higher

Gold vs Major Currencies

	2001-2004	2001-Present*
US Dollar	61%	258%
Rand	20%	266%
Pound	25%	169%
Swiss	14%	131%
Euro	12%	122%
AUS	15%	113%

*As of Mar 25, 2008

DOW vs Gold Ratio



44 oz
Jul 16, 1999
28 oz
Nov 26, 1966
18 oz
Aug 30, 1929
?
# of Gold oz. to Buy Dow
0
10
20
30
40
1900
1925
1950
1975
2000
1 oz
Aug 7,1896
2 oz
Aug 8,1932
1 oz
Jan 18,1980
14 oz
Mar 25, 2008

Our Predictions

$850 by 2008

$2,000 by 2010

$5,000 @ Peak

10 YR US T-Bill Yield



5.5
5.0
4.5
4.0
3.5
3.0
US $
Jul
Sept
Nov
Jan 2008
Mar

Share Performance
Senior v. Junior Gold Equities



60%
40%
20%
0%
-20%
-40%
Junior Expl. Index
XAU Index
Gold
Jul
Sept
Nov
Jan 2008
Mar

US Gold Preview

Shares: 95 MM Shares o/s
109 MM Shares f/d

Cash: $30 MM (Dec. 31, 2007)

Avg. Vol *: 660,850 shares

Management %: 22%

*Year Avg. (Mar. 25, 2008)

Close to Home - US $ Zones


Nevada
Mexico

Nevada's Cortez Trend


BARRICK
#1 in the World
$36.6 Billion*
35MM oz.
Next Door
US GOLD
NEWMONT
#2 in the World
$19.3 Billion*
US Gold
US Gold JV
Barrick
Newmont
Major Gold Discovery
0 6 12
Miles
0 10 20
Km
N
*As of March 25, 2008


US Gold Land Position
170 sq. mi. Cortez Trend

Tonkin Resource Est. 1.4 MM oz



Area Shown
0 2 4
Miles
0 3 6
Km

Mineralized Resource Areas



Rooster Area
588,400 oz @ 0.032 opt
Middle Area***
390,500 oz @ 0.049 opt
Southern Area
525,700 oz @ 0.067 opt
0 0.5 1
Miles
0 0.5 1
Km

* Canadian Resource NI 43-101 Micon (Feb. 2006)
** SEC 1.4 MM oz Au Mineralized Material
*** Other mineral zones

Tonkin Recent Results



Area Shown
0 2 4
Miles
0 3 6
Km
Drill Holes
Mineralized Resource Areas
0.028 opt Au over 296.5 ft
0.113 opt Au over 40 ft
within 0.044 opt Au over 165 ft
Rooster Area
Middle Area
0.097 opt Au over 59.5 ft
0.147 opt Au over 55 ft
0.203 opt Au over 25 ft
within 0.124 opt Au over 45 ft
0.138 opt Au over 24 ft
0.149 opt Au over 54 ft
0 0.5 1
Miles
0 0.5 1
Km
Southern Area

Nevada Drivers

- Tonkin Resource Est. Q2
- Limo Resource Est. Q3
- Gold Bar Resource Est. Q2


United States
Mexico
Magistral
400,000 Acres
Pacific
Ocean
0 125 250
Miles
0 200 400
km
Pacific
Ocean
0 20 40
Miles
0 35 70
KM


Infrastructure Built


Big Land Position

Magistral 2005 Gold Production

Gold Production: 24,250*

Cash Cost: $350

Gold Price: $430

*Six months annualized

Magistral Resource Est. (*)(**)

	Gold (oz.)	Grade (opt.)
Measured	420,277	0.055
Indicated	120,739	0.046
Total	541,016	0.053

*Canadian NI 43-101(Sept. 2006)

** SEC 541,016 oz. Au Mineralized Material

Known Veins Unexplored



Mine Site
Gold Veins Explored
Gold Veins Unexplored
N
0
2000
0
600
Meters

Near Mine Potential



Shakira
0.454 opt Au, 20.99 opt Ag over 9.8 ft
within 0.036 opt Au, 1.740 opt Ag over 147.6 ft
Twin Domes
0.047 opt Au over 68.9 ft &
0.053 opt Au over 49.2 ft
Magistral Mine
0.541 opt Au over 40 ft
0.460 opt Au over 62.2 ft
Cobre Lomas
0.320 opt Au over 9.8 ft
within 0.119 opt Au over 39.4 ft
within 0.056 opt Au over 88.6 ft
Revancha
0.362 opt Au over 6.7 ft
within 0.050 opt Au over 52.5 ft
Palmarito
8.33 opt Ag over 35.0 ft &
15.02 opt Ag over 15.0 ft
0 2 4
Miles
N
0 3 6
KM
Legend
Mineral Trend
Exploration Project
Gold Mineralization
USA
Mexico
Magistral
0 500 1000
Miles
N
0 800 1600
Km

Share Structure & Cash

Shares:

AMEX/TSX

95 MM Shares o/s

109 MM Shares f/d

Cash: $30 MM (Dec 31, 2007)

Avg. Vol **: 660,850 shares

52 Week: $7.19 - 2.21

Current *: $2.66

*As of Mar 25, 2008

**Year Avg.

For Further Information Please Contact:

Ana E. Aguirre - Manager, Investor Relations
99 George St. 3rd Floor.
Toronto, ON.
Canada M5A 2N4

Tel: 647.258.0395
Toll Free: 866.441.0690
Fax: 647.258.0408
E-mail: info@usgold.com

Cautionary Statement

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are often identified by words such as "intends", "anticipates", "believes", "expects" and "hopes" and include, without limitation, statements regarding the Company's plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, under the caption "Risk Factors" and in other reports filed with the SEC. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

The information contained in this Disclosure with respect to resources, unless otherwise indicated, is information that is required to be disclosed in accordance with Canadian Securities Administrators National Instrument 43-101. Such information is not allowed under United States SEC Guidelines and as such United States investors are cautioned that they should not rely on the disclosure of such resources. There is no assurance that such resources will ever become reserves and resources are not economic and there can be no assurance that resources will become economic.